THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
STATEMENT OF ADDITIONAL INFORMATION
August 12, 2011

The Lazard Funds, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Fund, dated March 31, 2011 (all Portfolios other than the Realty Portfolios (defined below)) and August 12, 2011 (the Realty Portfolios only), as may be revised from time to time (the “Prospectus”), relating to the following twenty portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

	Institutional Shares	Open Shares
U.S. Equity
Lazard U.S. Equity Value Portfolio (“Equity Value Portfolio”)	LEVIX	LEVOX
Lazard U.S. Strategic Equity Portfolio (“Strategic Equity Portfolio”)	LZUSX	LZUOX
Lazard U.S. Mid Cap Equity Portfolio (“Mid Cap Portfolio”)	LZMIX	LZMOX
Lazard U.S. Small-Mid Cap Equity Portfolio (“Small-Mid Cap Portfolio”)	LZSCX	LZCOX
Global Equity
Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure Portfolio”)	GLIFX	GLFOX
International Equity
Lazard International Equity Portfolio (“International Equity Portfolio”)	LZIEX	LZIOX
Lazard International Equity Select Portfolio (“International Equity Select Portfolio”)	LZSIX	LZESX
Lazard International Strategic Equity Portfolio (“International Strategic Portfolio”)	LISIX	LISOX
Lazard International Small Cap Equity Portfolio (“International Small Cap Portfolio”)	LZISX	LZSMX
Emerging Markets
Lazard Emerging Markets Equity Portfolio (“Emerging Markets Portfolio”)	LZEMX	LZOEX
Lazard Developing Markets Equity Portfolio (“Developing Markets Portfolio”)	LDMIX	LDMOX
Lazard Emerging Markets Equity Blend Portfolio (“Emerging Markets Blend Portfolio”)	EMBIX	EMBOX
Lazard Emerging Markets Multi-Strategy Portfolio (“Emerging Markets Multi-Strategy Portfolio”)	EMMIX	EMMOX
Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt Portfolio”)	LEDIX	LEDOX
Real Estate[1]
Lazard U.S. Realty Income Portfolio (“Realty Income Portfolio”)	LRIIX	LRIOX
Lazard U.S. Realty Equity Portfolio (“U.S. Realty Portfolio”)	LREIX	LREOX
Lazard International Realty Equity Portfolio (“International Realty Portfolio”)	LITIX	LITOX

1	Realty Income Portfolio, U.S. Realty Portfolio and International Realty Portfolio are referred to collectively as the “Realty Portfolios.”

	Institutional Shares	Open Shares
U.S. Fixed Income
Lazard U.S. High Yield Portfolio (“High Yield Portfolio”)	LZHYX	LZHOX
Lazard U.S. Municipal Portfolio (“Municipal Portfolio”)	UMNIX	UMNOX
Tactical Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio (“Capital Allocator Portfolio”)	LCAIX	LCAOX

The Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty and Municipal Portfolios had not yet commenced operations in 2010, so certain information in this SAI is not provided for these Portfolios.

Each Portfolio currently offers two classes of shares—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to, and expenses borne by, each Class. The fiscal year end of each Portfolio other than the Realty Portfolios is December 31st; the fiscal year end of each Realty Portfolio is May 31st.

To obtain a copy of the Fund’s Prospectus, please write or call the Fund at the address and telephone number above.

For the Portfolios other than the Realty Portfolios, the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

It is currently anticipated that prior to the commencement of operations of the Realty Portfolios, the Realty Income Portfolio, the U.S. Realty Portfolio and the International Realty Portfolio will participate in a tax-free reorganization with Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis AGA International Realty Fund (the “Predecessor Funds”), respectively. If the reorganizations are approved by shareholders of the Predecessor Funds, it is currently contemplated that the reorganizations will occur on or about September 16, 2011. The most recent Annual Report to Shareholders for the Predecessor Funds is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI. Because the Realty Portfolios had not commenced operations as of the date of this SAI, they do not have their own financial or performance records.

(ii)

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Emerging Markets Debt Portfolio, the U.S. Realty Portfolio and the International Realty Portfolio, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning before January 1, 2013. There can be no assurance that favorable tax treatment of qualified dividend income will continue following December 31, 2012. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM®); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.2

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

[2] TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered services marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Portfolios, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Portfolios may invest in warrants as described in the Prospectus.

Fixed-Income Securities

The Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, Realty Equity, International Realty, High Yield, Municipal and Capital Allocator Portfolios may invest in fixed-income securities as described in the Prospectus. In addition, Equity Value and Strategic Equity Portfolios each may invest up to 20% of its assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; Mid Cap, Small-Mid Cap and International Small Cap Portfolios may each invest up to 20% of its assets in investment grade debt securities; and Global Listed Infrastructure, International Equity, International Equity Select and International Strategic Portfolios may each invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities, such as those rated below investment grade by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s” and together with S&P, the “Rating Agencies”), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Lower-Rated Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty, High Yield and Municipal Portfolios only)

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. See “Appendix” for a general description of the Rating Agencies’ ratings. The Portfolio will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer. Each of the Realty Portfolios is limited to investing 20% of its assets in non-investment grade fixed income obligations.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. In other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Each Portfolio may purchase floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the

Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Each Portfolio also may purchase inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests (All Portfolios except the Realty Portfolios)

Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

Each Portfolio may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Municipal Securities (Realty Income, U.S. Realty, International Realty, High Yield and Municipal Portfolios only)

Under normal circumstances, the Municipal Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax (“Municipal Securities”). High Yield Portfolio also may invest in Municipal Securities. Municipal Securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of Portfolios other than the Municipal Portfolio which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax. Each Portfolio other than the Municipal Portfolio may invest in Municipal Securities, the ratings of which correspond with the ratings of other permissible investments for the Portfolio. The High Yield Portfolio currently intends to invest no more than 25% of its assets in Municipal Securities. However, this percentage may be varied from time to time without shareholder approval.

The Municipal Portfolio may invest more than 25% of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities, such as securities whose issuers are located in the same state and securities the interest upon which is paid from revenues of similar types of projects. These investments may make the Portfolio more susceptible than another fund that does not follow this practice to: funding issues of the relevant state or states; federal or state legislation, or proposed legislation, involving the financing of such projects; pending court decisions relating to the validity of the projects or their financing; predicted or foreseeable shortages or price increases of materials needed or the projects; and declining markets or needs for the projects. As the similarity in issuers increases, the potential for fluctuations in the Portfolio’s net asset value also may increase.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax. The Municipal Portfolio may invest without limitation in such Municipal Securities.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase by the Municipal Portfolio and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Securities for investment by the Municipal Portfolio so as to adversely affect Portfolio shareholders, the Portfolio would reevaluate its investment objective and policies and submit possible changes in the Portfolio’s structure to shareholders for their consideration.

Floating and Variable Rate Demand Obligations (Realty Income, U.S. Realty, International Realty and Municipal Portfolios only). The Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations (Realty Income, U.S. Realty, International Realty and Municipal Portfolios only). Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board of Directors (the “Board”).

Taxable Investments (Municipal Portfolio only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of Municipal Portfolio’s net assets) or for temporary defensive purposes, Municipal Portfolio may invest in taxable short-term investments consisting of: notes and commercial paper of corporate issuers; obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Portfolio that are attributable to income earned by the Portfolio from taxable investments will be taxable to investors. See “Dividends and Distributions.”

Zero Coupon, Pay-In-Kind and Step Up Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty, High Yield and Municipal Portfolios only)

Each of the Portfolios may invest in zero coupon securities, which are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Emerging Markets. Each Portfolio may invest in emerging markets as described in the Prospectus. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. For purposes of each of Emerging Markets Portfolio’s, Developing Markets Portfolio’s and Emerging Markets Blend Portfolio’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose principal business activities are located in emerging market countries, only countries included in the MSCI Emerging Markets Index are considered to be “emerging markets” (although a Portfolio may invest in other countries with its remaining assets). For purposes of Emerging Markets Multi-Strategy Portfolio’s policy to invest at least 80% of its net assets in securities and other investments that are economically tied to emerging market countries and Emerging Markets Debt Portfolio’s policy to invest at least 80% of its net assets in debt securities that are economically tied to emerging market countries, emerging market countries include all countries not represented by the MSCI World Index.

Depositary Receipts. Each Portfolio, to the extent it may invest in foreign securities, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. The Realty Portfolios also may invest in European Depositary Receipts (“EDRs”). EDRs, in bearer form, are designed for use in the European securities markets.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Government Obligations; Securities of Supranational Entities. Each Portfolio, to the extent it may invest in foreign securities, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Real Estate Investment Trusts and Other Realty Companies

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Realty Portfolios focus their investments in, and the other Portfolios may invest in, (to the extent consistent with their investment objectives, strategies and policies), securities of Realty Companies (as defined in the Prospectus). Risks of Realty Companies include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies’ investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

A Portfolio’s investments in REITs can be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates and the availability of credit, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

In addition, there are risks associated with particular types of Realty Companies investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Natural Resources. Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation.

Utility Companies. Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Mortgage-Related Securities (High Yield Portfolio and, to a limited extent, Equity Value, Strategic Equity, Mid Cap, Small-Mid Cap, Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty and Capital Allocator Portfolios only)

Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Realty Portfolios are each limited to investing 5% of the Portfolio’s assets in mortgage-related securities issued or guaranteed by U.S. issuers, including the U.S. Government or one of its agencies or instrumentalities, or private issuers.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. The effect of this conservatorship will have on the Fund’s securities is unclear. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury agreed to provide up to $200 billion of capital as needed to ensure that FNMA and FHLMC each maintains a positive net worth and is able to fulfill their financial obligations. Second, the U.S. Treasury established a new secured lending facility available to FNMA and FHLMC. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities. The secured lending facility and the temporary purchase program terminated on December 31, 2009. However, the U.S. Treasury announced in December 2009 that it would permit its funding commitment to increase as necessary to prevent any cumulative reduction in net worth of FNMA and FHLMC for the next three years. No assurance can be given that the U.S. Treasury initiatives will be successful.

Commercial Mortgage-Related Securities. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. Each of these Portfolios may invest in CMOs, which are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b)

unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. High Yield Portfolio may invest, to a limited extent, in residual interests in real estate mortgage investment conduits (“REMICs”). See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty, High Yield and Municipal Portfolios only)

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios other than the Realty Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. The Realty Portfolios are each limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s total assets only.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Each Portfolio, except Small-Mid Cap and International Equity Portfolios, may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Small-Mid Cap and International Equity Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio’s total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio’s total assets.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, each Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will investment in approximately 10 to 30 Underlying Funds.

With respect to the Capital Allocator Portfolio’s investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs and on which the Capital Allocator Portfolio may rely. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Most ETFs are open-end investment companies, and, as a result, investments in such ETFs may not be purchased by the Small-Mid Cap or International Equity Portfolios except in connection with a merger, consolidation, acquisition or reorganization.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships (Global Listed Infrastructure, Realty Income and Capital Allocator Portfolios only)

Each of these Portfolios may invest in equity securities of master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Each Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” (“QPTPs”) that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in the Taxation section of this SAI.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except Small-Mid Cap and International Equity Portfolios), U.S. Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Debt Instruments. Bank debt instruments in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. In addition, each Portfolio other than Small-Mid Cap, International Equity, Realty Income, U.S. Realty and International Realty Portfolios may borrow for investment purposes to the extent permitted under the 1940 Act. See “Leverage” below.

Leverage (All Portfolios, except Small-Mid Cap and International Realty Portfolios). Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio’s borrowings generally will be unsecured.

Lending Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

Derivatives (All Portfolios, except Small-Mid Cap Portfolio)

Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Futures Transactions—In General (All Portfolios, except Small-Mid Cap and International Equity Portfolios). Each Portfolio may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Transactions. Each Portfolio other than Small-Mid Cap, International Equity, Emerging Markets Debt, High Yield and Municipal Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Each Portfolio other than Mid Cap, Small-Mid Cap and International Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Portfolio, except Small-Mid Cap, International Equity and Municipal Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Capital Allocator Portfolio may buy and sell commodity futures. A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General (All Portfolios, except Small-Mid Cap and International Equity Portfolios). Each of these Portfolios may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio other than Small-Mid Cap and International Equity Portfolios may buy and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

Each Portfolio other than Small-Mid Cap and International Equity Portfolios may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Portfolio other than Small-Mid Cap and International Equity Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. To the extent consistent with the Portfolio’s investment objective and management policies as set forth herein, each Portfolio other than Small-Mid Cap and International Equity Portfolios may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions (All Portfolios, except Small-Mid Cap Portfolio)

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Short-Selling (All Portfolios, except Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios)

Each of these Portfolios may engage in short sales of securities, although the Fund, other than with respect to Capital Allocator Portfolio, has no current intention of engaging in short sales and will not do so without prior approval of the Fund’s Board. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets. A Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitments

A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Initial Public Offerings (All Portfolios, except Emerging Markets Debt, High Yield and Municipal Portfolios)

Each of these Portfolios may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Smaller Company Securities (All Portfolios except International Equity, International Equity Select, High Yield and Municipal Portfolios)

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity Value and Strategic Equity—equity securities of U.S. companies; (ii) Mid Cap Portfolio—equity securities of medium-size U.S. companies; (iii) Small-Mid Cap Portfolio—equity securities of small-mid cap U.S. companies; (iv) Global Listed Infrastructure Portfolio—equity securities of infrastructure companies; (v) International Equity, International Equity Select and International Strategic Portfolios—equity securities; (vi) International Small Cap Portfolio—equity securities of small cap companies; (vii) Emerging Markets, Developing Markets and Emerging Markets Blend Portfolios—equity securities of companies whose principal business activities are located in emerging market countries as defined in the Prospectus; (viii) Emerging Markets Multi-Strategy Portfolio—securities and other investments that are economically tied to emerging market countries; (ix) Emerging Markets Debt Portfolio—debt securities that are economically tied to emerging market countries; (x) Realty Income Portfolio—dividend-paying common and preferred stocks, convertible securities, fixed income securities and other investments related to U.S. Realty Companies, as well as certain synthetic instruments related to U.S. Realty Companies; (xi) U.S. Realty Portfolio—equity securities (including common, convertible and preferred stocks) of U.S. Realty Companies, as well as certain synthetic instruments related to U.S. Realty Companies; (xii) International Realty Portfolio—equity securities (including common, convertible and preferred stocks) of non-U.S. Realty Companies, as well as certain synthetic instruments relating to non-U.S. Realty Companies; (xiii) High Yield Portfolio—bonds and other fixed-income securities of U.S. companies rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as the lowest rating assigned by S&P or Moody’s, or the unrated equivalent as determined by the Investment Manager; and (xiv) Municipal Portfolio— municipal securities, the interest on which is, in the opinion of issuer’s counsel at the time of issuance, exempt from regular federal income taxes. Municipal Portfolio’s policy in (xiv) is a fundamental policy which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act); each other Portfolio has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change with respect to its 80% policy.

For purposes of the Emerging Markets Multi-Strategy Portfolio’s policy in (viii) and the Emerging Markets Debt Portfolio’s policy in (ix) in the preceding paragraph, the Investment Manager generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Portfolios Other Than the Realty Portfolios

The investment objective of each Portfolio is a fundamental policy, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). In addition, each Portfolio other than the Realty Portfolios (except as noted) has adopted investment restrictions numbered 1 through 9 below as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 10 through 15 below are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund’s Board at any time.

None of these Portfolios may:

1.

issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2.

make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio’s total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

3.

for all Portfolios except Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities;

4.

for Small-Mid Cap and International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) Small-Mid Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets;

5.

purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would exceed 25% of the current value of such Portfolio’s total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

6.

(A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and Equity Value, Strategic Equity, Mid Cap, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts); and (C) for all Portfolios except Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

7.

purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios, make short sales of securities;

8.

underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting;

9.	for Small-Mid Cap and International Equity Portfolios, make investments for the purpose of exercising control or management;

* * *

10.

pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings or to the extent related to investments in options, forward contracts, futures contracts and options thereon, swaps and other permissible investments, as applicable to each Portfolio (including, but not limited to, the deposit of assets in escrow and collateral or initial or variation margin arrangements);

11.

for Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 15% of the value of the Portfolio’s net assets would be invested in such securities;

12.	for all Portfolios other than Small-Mid Cap and International Equity Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

13.

for Equity Value, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, High Yield, Municipal and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

14.	for International Equity Select Portfolio, make short sales of securities; or

15.	for International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

* * *

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days. For purposes of Investment Restriction No. 5, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

Realty Portfolios

The Realty Portfolios have adopted investment restrictions numbered 1 through 6 below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions numbered 7 and 8 below are not fundamental policies and may be changed, as to a Portfolio, by the Board, but the change will only be effective after notice is given to shareholders of the applicable Portfolio.

None of the Realty Portfolios may:

1.

issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments;

2.

underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.

purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.

purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

6.

invest in the securities of any one industry if as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio’s Prospectus and this SAI.

* * *

7.	with respect to Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

8.

invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

MANAGEMENT

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Independent Directors, except Mr. Davidson) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, investment research and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Kenneth S. Davidson (66)(3)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (48)	Director (April 2007)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President
(1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (80)	Director (October 1991)	Private Investor

Leon M. Pollack (70)	Director (August 2006)	Private Investor

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Richard Reiss, Jr. (67)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (63)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (51)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Funds,” in total comprised of 26 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the 1940 Act and advised by an affiliate of the Investment Manager.

(3)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Portfolios, and thus an “interested person” (as defined in the 1940 Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act).

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the

Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•

Charles L. Carroll is a Deputy Chairman of the Investment Manager and Head of Global Marketing, responsible for oversight of the Investment Manager’s global marketing efforts in the Institutional, Financial Institutions, and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of the other Lazard Funds. Mr. Carroll joined the Investment Manager in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•

Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•

Kenneth S. Davidson is a founding member of Aquiline Holdings LLC, a New York-based global investment firm. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a vice president and senior portfolio manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•

Nancy A. Eckl has over 20 years of experience working in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•

Lester Z. Lieberman is Chairman of the Healthcare Foundation of New Jersey, an independent, endowed grant-making organization. He retired as the chief executive at Clarkson Industries, Inc., a publicly-held manufacturing company. Prior to joining Clarkson Industries, he founded Atmos Engineering Co., which was later sold to Clarkson Industries. Mr. Lieberman serves on the boards of a number of established non-profit organizations. He is a graduate of the Newark College of Engineering, and he has received honorary degrees from Clarkson University and the University of Medicine and Dentistry of New Jersey.

•

Leon M. Pollack spent 33 years in the financial community, the last 13 as a managing director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

•

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•

Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below is the name and certain biographical and other information for the Fund’s officers (in addition to Mr. Carroll).

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (38)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), other than Mr. Davidson.

The function of the audit committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, (2) assist in Board oversight of the quality and integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund’s independent registered public accounting firm and the Board.

Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met six times and the nominating committee did not meet during the fiscal year ended December 31, 2010.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2010.

Portfolio	Ashish Bhutani	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Lester Z. Lieberman	Leon M. Pollack	Richard Reiss, Jr.	Robert M. Solmson

Equity Value Portfolio	None	None	None	$1 - $10,000	None	None	None	None

Strategic Equity Portfolio	None	None	None	$1 - $10,000	None	None	None	None

Mid Cap Portfolio	None	Over $100,000	None	$1 - $10,000	None	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	None	None	None	None	None	None	None	None

International Equity Portfolio	None	None	None	$10,001- $50,000	None	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None	None

International Strategic Portfolio	None	None	None	None	None	None	None	None

Portfolio	Ashish Bhutani	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Lester Z. Lieberman	Leon M. Pollack	Richard Reiss, Jr.	Robert M. Solmson

International Small Cap Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Portfolio	None	Over $100,000	None	$10,001- $50,000	None	None	None	None

Developing Markets Portfolio	None	None	None	None	None	None	None	None

Emerging Markets Blend Portfolio	Over $100,000	Over $100,000	None	None	None	None	None	None

High Yield Portfolio	None	Over $100,000	None	None	None	None	None	None

Capital Allocator Portfolio	None	Over $100,000	None	None	None	None	None	None

Aggregate Holdings of all Lazard Funds	Over $100,000	Over $100,000	None	$10,001-$50,000	None	None	None	None

As of December 31, 2010, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the Lazard Funds: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman, Lester Z. Lieberman, of $5,000. (Prior to July 1, 2010, the compensation consisted of: (1) an annual retainer of $60,000, (2) $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) and (3) $1,000 for each committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business.) The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2010, was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Funds

Ashish Bhutani	None	None
Charles L. Carroll	None	None
Kenneth S. Davidson	$89,491	$97,500
Nancy A. Eckl	$89,491	$97,500
Lester Z. Lieberman	$90,868	$99,000
Leon M. Pollack	$89,491	$97,500
Richard Reiss, Jr.	$89,491	$97,500
Robert M. Solmson	$84,907	$92,500

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, all of the portfolio managers of the Portfolios except Messrs. Charlton and Dzwil manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.

Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

4.

The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios’ portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Michael A. Bennett#	9 (3.8 billion)	3 (73.0 million)	279 (11.3 billion)
Christopher H. Blake#	9 (10.5 billion)	4 (693.7 million)	65 (2.3 billion)
Daniel Breslin	8 (4.0 billion)	1 (9.8 million)	29 (930 million)
J. William Charlton and Thomas M. Dzwil	1 (139 million)	2 (45.1 million)	5 (240.2 million)
Rohit Chopra#	7 (21.7 billion)	15 (6.8 billion)	104 (10.2 billion)
David R. Cleary	1 (246.2 million)	3 (37.4 million)	314 (509 million)
Michael DeBernardis#	3 (637.6 million)	6 (586.8 million)	28 (830.1 million)
James M. Donald#	10 (24.0 billion)	18 (6.8 billion)	214 (12.6 billion)
Robert A. Failla#	12 (11.1 billion)	5 (703.6 million)	88 (2.8 billion)
Martin Flood#	13 (12.6 billion)	5 (731.2 million)	199 (4.3 billion)
Michael G. Fry#	8 (3.4 billion)	4 (144.6 million)	242 (9.1 billion)
Peter Gillespie	3 (344.4 million)	6 (300.9 million)	7 (583.5 million)
George Grimbilas#	none	2 (77.0 million)	225 (2.1 billion)
Jai Jacob	5 (1.4 billion)	4 (239.3 million)	18 (693.8 million)
Robin O. Jones	1 (402.7 million)	none	38 (2.3 billion)
Arif Joshi#	none	3 (65.0 million)	1 (66.7 million)
Christopher Komosa	1 (246.2 million)	3 (37.4 million)	314 (509 million)
Andrew D. Lacey#	15 (12.9 billion)	10 (976 million)	199 (5.4 billion)
Jay P. Leupp	3 (21.8 million)	none	none
Mark Little	1 (402.7 million)	none	38 (2.3 billion)
Kevin J. Matthews#	2 (2.1 billion)	none	191 (4.5 billion)
Erik McKee#	7 (21.7 billion)	15 (6.8 billion)	104 (10.2 billion)
John Mulquiney	1 (115.9 million)	6 (819.3 million)	8 (1.4 billion)
Kevin O’Hare	3 (344.4 million)	6 (300.9 million)	7 (583.5 million)
Brian Pessin#	2 (474.9 million)	7 (863.1 million)	48 (2.8 billion)
Michael Powers#	8 (3.4 billion)	3 (73.0 million)	241 (9.0 billion)
Eulogio Ramos#	none	2 (77.0 million)	225 (2.1 billion)
John R. Reinsberg#	6 (1.5 billion)	4 (121 million)	61 (5.6 billion)
Warryn Robertson#	1 (115.9 million)	8 (1 billion)	19 (5.0 billion)
David R. Ronco	2 (20.2 million)	none	none
Edward Rosenfeld#	1 (72.2 million)	7 (863.1 million)	10 (489.8 million)
John R. Senesac Jr.#	none	2 (77.0 million)	225 (2.1 billion)

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Denise Simon#	none	3 (65.0 million)	1 (66.7 million)
Nicholas Sordoni	2 (352.5 million)	1 (37.4 million)	18 (809.5 million)
Ronald Temple#	9 (9.4 billion)	7 (715.5 million)	190 (5.1 billion)
J. Richard Tutino	4 (2.2 billion)	1 (37.4 million)	134 (2.1 billion)

*

Total assets in accounts as of December 31, 2010 and as of June 30, 2011 with respect to Messrs. Leupp and Ronco. As described in the Prospectus, Messrs. Leupp and Ronco currently are employees of Grubb & Ellis Alesco Global Advisors, LLC, but are anticipated to become employees of the Investment Manager and portfolio managers of the Realty Portfolios prior to their commencement of operations. Information provided in the table is with respect to assets under management by Messrs. Leupp and Ronco at Grubb & Ellis Alesco Global Advisors, LLC, which are expected to continue to be managed by them following their employment by the Investment Manager.

#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1)	Messrs. Bennett, Fry, Matthews and Powers manage one registered investment company with assets under management of approximately $2.1 billion.
(2)	Messrs. Blake, Failla and Flood manage one registered investment company and one other account with assets under management of approximately $6.5 billion and $39.8 million, respectively.
(3)	Mr. DeBernardis manages one other pooled investment vehicle with assets under management of approximately $73.7 million.
(4)	Messrs. Chopra and McKee manage four other accounts with assets under management of approximately $1.5 billion.
(5)	Mr. Donald manages one registered investment company and four other accounts with assets under management of approximately $2.1 billion and $1.5 billion, respectively.
(6)	Mr. Grimbilas manages one other account with assets under management of approximately $20.4 million.
(7)	Mr. Joshi and Ms. Simon manage three pooled vehicles and one other account with assets under management of $65.0 million and $66.7 million, respectively.
(8)	Mr. Lacey and Mr. Temple manage one registered investment company with assets under management of approximately $6.5 billion.
(9)	Mr. Pessin and Mr. Rosenfeld manage two other pooled investment vehicles with assets under management of approximately $137.7 million.
(10)	Mr. Ramos and Mr. Senesac manage one other account with assets under management of approximately $20.4 million.
(11)	Mr. Reinsberg manages four other pooled investment vehicles with assets under management of approximately $121 million.
(12)	Mr. Robertson manages three other accounts with assets under management of approximately $1.5 billion.

##

Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio	Index

Equity Value Portfolio	Russell 1000® Value Index
Strategic Equity Portfolio	S&P 500® Index
Mid Cap Portfolio	Russell Midcap® Index
Small-Mid Cap Portfolio	Russell 2500® Index
Global Listed Infrastructure Portfolio	UBS Global 50/50 Infrastructure & Utilities® Index
International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index
International Equity Select Portfolio	MSCI All Country World Index ex-U.S.
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Emerging Markets Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Blend Portfolio	MSCI Emerging Markets Index
Emerging Markets Multi-Strategy Portfolio	MSCI Emerging Markets Index
Emerging Markets Debt Portfolio	50% JPMorgan EMBI Global Diversified Index/ 50% JPMorgan GBI-EM Global Diversified Index
Realty Income Portfolio	Dow Jones U.S. Select Real Estate Securities Index
U.S. Realty Portfolio	Dow Jones U.S. Select Real Estate Securities Index
International Realty Portfolio	S&P/Citigroup World Property (ex-U.S.) Index
High Yield Portfolio	Merrill Lynch High Yield Master II® Index
Municipal Portfolio	Bank of America Merrill Lynch 1-10 Year Municipal Bond Index
Capital Allocator Portfolio	MSCI World Index

Ownership of Securities. As of December 31, 2010,* the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares

Equity Value Portfolio
Andrew D. Lacey	$100,001-$500,000
Martin Flood	$1-$10,000
Nicholas Sordoni	$10,001-$50,000

Portfolio/Portfolio Manager	Market Value of Shares

Ronald Temple	$50,001-$100,000
J. Richard Tutino	$10,001-$50,000

Strategic Equity Portfolio
Christopher H. Blake	$10,001-$50,000
Robert A. Failla	$1-$10,000
Martin Flood	$10,001-$50,000
Andrew D. Lacey	$100,001-$500,000
Ronald Temple	None

Mid Cap Portfolio
Christopher H. Blake	$10,001-$50,000
Daniel Breslin	None
Robert A. Failla	$10,001-$50,000
Martin Flood	None
Andrew D. Lacey	$100,001-$500,000

Small-Mid Cap Portfolio
Daniel Breslin	$10,001-$50,000
Michael DeBernardis	$10,001-$50,000
Robert A. Failla	None
Andrew D. Lacey	$100,001-$500,000

Global Listed Infrastructure Portfolio
John Mulquiney	None
Warryn Robertson	None

International Equity Portfolio
Michael A. Bennett	$100,001-$500,000
Michael G. Fry	None
Michael Powers	$50,001-$100,000
John R. Reinsberg	$100,001-$500,000

International Equity Select Portfolio
Michael A. Bennett	$100,001-$500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	None
Michael Powers	$50,001-$100,000
John R. Reinsberg	None

International Strategic Portfolio
Michael A. Bennett	$10,001-$50,000
Robin O. Jones	None
Mark Little	None
Brian Pessin	None
John R. Reinsberg	$100,001-$500,000

International Small Cap Portfolio
Brian Pessin	$10,001-$50,000
John R. Reinsberg	$100,001-$500,000
Edward Rosenfeld	$1-$10,000

Portfolio/Portfolio Manager	Market Value of Shares

Emerging Markets Portfolio
Rohit Chopra	$10,001-$50,000
James M. Donald	$500,001-$1,000,000
Erik McKee	$100,001-$500,000
John R. Reinsberg	$100,001-$500,000

Developing Markets Portfolio
James M. Donald	Over $1,000,000
Peter Gillespie	$10,001-$50,000
Kevin O’Hare	$100,001-$500,000
John R. Reinsberg	$500,001-$1,000,000

Emerging Markets Blend Portfolio
James M. Donald	None
Jai Jacob	$10,001-$50,000
Kevin O’Hare	None

Realty Income Portfolio
Jay P. Leupp	Over $1,000,000
David R. Ronco	$1-$10,000

U.S. Realty Portfolio
Jay P. Leupp	$100,001-$500,000
David R. Ronco	$1-$10,000

International Realty Portfolio
Jay P. Leupp	$100,001-$500,000
David R. Ronco	None

High Yield Portfolio
J. William Charlton	$10,001-$50,000
Thomas M. Dzwil	None

Capital Allocator Portfolio
David R. Cleary	$500,001-$1,000,000
Christopher Komosa	$10,001-$50,000

*	For Messrs. Leupp and Ronco, holdings shown are those in shares of the corresponding Predecessor Fund as of May 31, 2011.

Investment Manager and Investment Management Agreements

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard, is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

Portfolio	Management Fee Rate

Equity Value Portfolio	.70%
Strategic Equity Portfolio	.70
Mid Cap Portfolio	.75
Small-Mid Cap Portfolio	.75
Global Listed Infrastructure Portfolio	.90
International Equity Portfolio	.75
International Equity Select Portfolio	.85
International Strategic Portfolio	.75
International Small Cap Portfolio	.75
Emerging Markets Portfolio	1.00
Developing Markets Portfolio	1.00
Emerging Markets Blend Portfolio	1.05
Emerging Markets Multi-Strategy Portfolio	1.00
Emerging Markets Debt Portfolio	.80
Realty Income Portfolio	.75
U.S. Realty Portfolio	.80
International Realty Portfolio	.90
High Yield Portfolio	.55
Municipal Portfolio	.25
Capital Allocator Portfolio	1.00

Through April 30, 2012 (except as otherwise noted), the Investment Manager has agreed to waive its management fees and, if necessary, reimburse the Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed the percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (investments in other investment companies) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees:

	Maximum Total Portfolio Operating Expenses*

Portfolio	Institutional Shares	Open Shares

Equity Value Portfolio**	.75%	1.05%
Strategic Equity Portfolio	.75	1.05
Mid Cap Portfolio	1.05	1.35
Small-Mid Cap Portfolio	1.15	1.45

	Maximum Total Portfolio Operating Expenses*

Portfolio	Institutional Shares	Open Shares

Global Listed Infrastructure Portfolio***	1.30	1.60
International Equity Portfolio	1.05	1.35
International Equity Select Portfolio***	1.15	1.45
International Strategic Portfolio	1.15	1.45
International Small Cap Portfolio	1.13	1.43
Emerging Markets Portfolio	1.30	1.60
Developing Markets Portfolio	1.30	1.60
Emerging Markets Blend Portfolio	1.35	1.65
Emerging Markets Multi-Strategy Portfolio	1.30	1.60
Emerging Markets Debt Portfolio	1.10	1.40
Realty Income Portfolio****	1.15	1.45
U.S. Realty Portfolio****	1.20	1.50
International Realty Portfolio****	1.30	1.60
High Yield Portfolio	.55	.85
Municipal Portfolio	.40	.70
Capital Allocator Portfolio	1.02	1.32

*	The addition of any Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed the maximum amounts shown.
**

This agreement continues in effect from May 1, 2012 through April 30, 2021, at levels of 1.10% and 1.40% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

***	This agreement continues in effect through April 30, 2021.
****

This agreement will continue in effect for a period of three years following the closing of the Income Fund Reorganization, the Realty Fund Reorganization or the International Fund Reorganization (each as defined in the Prospectus), as applicable.

For the fiscal years ended December 31, 2008, 2009 and 2010, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2008	Fee Payable For Fiscal Year Ended December 31, 2009	Fee Payable For Fiscal Year Ended December 31, 2010

Equity Value Portfolio	$64,432	$54,555	$82,276
Strategic Equity Portfolio	611,937	491,605	556,433
Mid Cap Portfolio	2,137,519	1,352,713	1,490,077
Small-Mid Cap Portfolio	637,288	408,402	933,932
Global Listed Infrastructure Portfolio	—	—	820,972
International Equity Portfolio	1,679,042	1,031,583	1,106,469
International Equity Select Portfolio	154,613	75,359	55,433
International Strategic Portfolio	2,682,287	2,060,777	2,735,062
International Small Cap Portfolio	1,275,372	541,008	503,229
Emerging Markets Portfolio	64,375,771	76,191,090	148,785,989
Developing Markets Portfolio	13,948	244,566	779,690
Emerging Markets Blend Portfolio	—	—	103,881
High Yield Portfolio	278,680	391,385	603,838
Capital Allocator Portfolio	1,156,510	1,649,073	2,159,816

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2008	Reduction in Fee For Fiscal Year Ended December 31, 2009	Reduction in Fee For Fiscal Year Ended December 31, 2010

Equity Value Portfolio	$191,470	$162,664	$192,613
Strategic Equity Portfolio	18,725	25,105	45,899
Mid Cap Portfolio	—	—	—
Small-Mid Cap Portfolio	—	8,032	—
Global Listed Infrastructure Portfolio	—	4,996	48,817
International Equity Portfolio	—	—	—
International Equity Select Portfolio	191,531	197,383	253,567
International Strategic Portfolio	—	—	—
International Small Cap Portfolio	—	34,170	50,665
Emerging Markets Portfolio	—	—	—
Developing Markets Portfolio	150,953	284,576	237,373
Emerging Markets Blend Portfolio	—	—	457,173
High Yield Portfolio	247,532	243,692	283,787
Capital Allocator Portfolio	254,999	234,202	250,976

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2008	Net Fee Paid For Fiscal Year Ended December 31, 2009	Net Fee Paid For Fiscal Year Ended December 31, 2010

Equity Value Portfolio	$(127,038)	$(108,109)	$(110,337)
Strategic Equity Portfolio	593,212	466,500	510,534
Mid Cap Portfolio	2,137,519	1,352,713	1,490,077
Small-Mid Cap Portfolio	637,288	400,370	933,932
Global Listed Infrastructure Portfolio	—	(4,996)	772,155
International Equity Portfolio	1,679,042	1,031,583	1,106,469
International Equity Select Portfolio	(36,918)	(122,024)	(198,134)
International Strategic Portfolio	2,682,287	2,060,777	2,735,062
International Small Cap Portfolio	1,275,372	506,838	452,564
Emerging Markets Portfolio	64,375,771	76,191,090	148,785,989
Developing Markets Portfolio	(137,005)	(40,010)	542,317
Emerging Markets Blend Portfolio	—	—	(353,292)
High Yield Portfolio	31,148	147,693	320,051
Capital Allocator Portfolio	901,511	1,414,871	1,908,840

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums;

and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	The Investment Manager votes proxies in the best interests of its clients.

•	Unless the Investment Manager’s Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, to provide certain administrative services to the Portfolios. Each

Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Equity Value, Emerging Markets Debt, Realty Income, U.S. Realty, International Realty and Municipal Portfolios until each Portfolio’s net assets reach $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Swap agreements on equity assets are valued at the equity basket price as of the close of regular trading on the NYSE on each valuation date. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other debt securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’

quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered. The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover rate for the International Strategic Portfolio was higher in 2009 than is usual due to extremely volatile market conditions. The portfolio turnover in the Small-Mid Cap Portfolio was higher in 2009 than in 2008 and 2010 largely due to the market volatility during 2009, in particular, sharp increases in market prices that triggered selling activity in its portfolio.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2010:

Portfolio	Broker/Dealer	Value on December 31, 2010 (in $000s)

Equity Value Portfolio	State Street Bank and Trust Company	$134
	Bank of America Corp.	325
	Citigroup, Inc.	62
	The Goldman Sachs Group, Inc.	176
	JPMorgan Chase & Co.	416
	Morgan Stanley	68
	Wells Fargo & Co.	493

Strategic Equity Portfolio	State Street Bank and Trust Company	1,799
	Bank of America Corp.	702
	JP Morgan Chase & Co.	1,887
	Morgan Stanley	1,249
	Wells Fargo & Co.	1,779

Mid Cap Portfolio	State Street Bank and Trust Company	8,870

Small-Mid Cap Portfolio	State Street Bank and Trust Company	3,916

Global Listed Infrastructure Portfolio	State Street Bank and Trust Company	302

International Equity Portfolio	State Street Bank and Trust Company	3,649
	UBS AG	2,438

International Equity Select Portfolio	State Street Bank and Trust Company	112
	UBS AG	115

International Strategic Portfolio	State Street Bank and Trust Company	5,173
	UBS AG	9,067

International Small Cap Portfolio	State Street Bank and Trust Company	994

Emerging Markets Portfolio	State Street Bank and Trust Company	647,515

Developing Markets Portfolio	State Street Bank and Trust Company	6,704

Portfolio	Broker/Dealer	Value on December 31, 2010 (in $000s)

Emerging Markets Blend Portfolio	State Street Bank and Trust Company	3,367

High Yield Portfolio	State Street Bank and Trust Company	4,274

Capital Allocator Portfolio	State Street Bank and Trust Company	23,294

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2008, 2009 and 2010, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2008

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Value Portfolio	$17,596	—	—	—
Strategic Equity Portfolio	159,107	—	—	—
Mid Cap Portfolio	666,151	—	—	—
Small-Mid Cap Portfolio	386,200	—	—	—
International Equity Portfolio	307,710	—	—	—
International Equity Select Portfolio	16,980	—	—	—
International Strategic Portfolio	752,798	—	—	—
International Small Cap Portfolio	218,042	—	—	—
Emerging Markets Portfolio	15,501,407	—	—	—
Developing Markets Portfolio	11,593	—	—	—
Capital Allocator Portfolio	225,699	—	—	—

Year Ended December 31, 2009

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Value Portfolio	$9,939	—	—	—
Strategic Equity Portfolio	99,229	—	—	—
Mid Cap Portfolio	340,706	—	—	—
Small-Mid Cap Portfolio	226,204	—	—	—
Global Listed Infrastructure Portfolio	—	—	—	—
International Equity Portfolio	232,045	—	—	—
International Equity Select Portfolio	11,889	—	—	—
International Strategic Portfolio	948,485	—	—	—
International Small Cap Portfolio	109,089	—	—	—
Emerging Markets Portfolio	19,728,544	—	—	—
Developing Markets Portfolio	91,637	—	—	—
Capital Allocator Portfolio	298,625	—	—	—

Year Ended December 31, 2010

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Value Portfolio	$12,154	—	—	—
Strategic Equity Portfolio	59,829	—	—	—
Mid Cap Portfolio	298,697	—	—	—
Small-Mid Cap Portfolio	286,462	—	—	—
Global Listed Infrastructure Portfolio	207,744	—	—	—
International Equity Portfolio	191,771	—	—	—
International Equity Select Portfolio	11,069	—	—	—
International Strategic Portfolio	561,562	—	—	—
International Small Cap Portfolio	64,082	—	—	—
Emerging Markets Portfolio	17,956,656	—	—	—
Developing Markets Portfolio	316,617	—	—	—
Emerging Markets Blend Portfolio	82,122	—	—	—
Capital Allocator Portfolio	273,454	—	—	—

The aggregate amount of transactions during the fiscal year ended December 31, 2010 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions and Concessions

Equity Value Portfolio	$14,641,410	$12,154

Portfolio	Transaction Amount	Commissions and Concessions

Strategic Equity Portfolio	74,662,935	59,829
Mid Cap Portfolio	348,146,870	298,697
Small-Mid Cap Portfolio	281,668,483	286,462
Global Listed Infrastructure Portfolio	184,022,592	207,744
International Equity Portfolio	155,102,684	191,771
International Equity Select Portfolio	9,979,977	11,069
International Strategic Portfolio	405,920,421	561,562
International Small Cap Portfolio	61,860,758	64,082
Emerging Markets Portfolio	9,882,152,586	17,956,656
Developing Markets Portfolio	246,577,076	316,617
Emerging Markets Blend Portfolio	78,222,647	82,122
Capital Allocator Portfolio	495,211,534	273,454

Simultaneous Investments; Overlapping Positions

Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager. If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio. In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

IPO Allocations (All Portfolios, except Emerging Markets Debt, High Yield and Municipal Portfolios)

Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein “IPO”), the Investment Manager will generally allocate IPO shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate IPO shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of IPO shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate IPO securities in a fair and equitable manner.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

In accordance with the foregoing, the Fund provides portfolio holdings information to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. The Fund also provides portfolio holdings information to Market Street Trust Company and Mercer Global Investments pursuant to confidentiality agreements. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

The Investment Manager currently manages certain multi-strategy (“Multi-Strat”) investment strategies. Using these strategies, the Investment Manager’s Multi-Strat portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio or a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi-Strat strategy may allocate assets to the Emerging Markets Portfolio and the Developing Markets Portfolio, as well as certain other emerging market-related strategies managed by these Portfolios’ portfolio management teams. The Investment Manager’s Multi-Strat portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi-Strat portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Strat portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Disclosure of portfolio holdings information may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund’s Board for its review. Any exceptions to the Fund’s portfolio holdings disclosure policy are reported to the Board.

HOW TO BUY AND HOW TO SELL SHARES

General. The minimum initial investment for each Portfolio is $2,500 for Open Shares, unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $2,500 for Open Shares, and $100,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must: (i) meet the Portfolio’s investment objective and policies; (ii) be acquired by the Portfolio for investment and not for resale; and (iii) be liquid securities with readily available market prices on the NYSE, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers. These securities are valued by the same method used to value the Portfolio’s portfolio holdings. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents. The Fund has authorized one or more brokers and other financial intermediaries (“Service Agents”) to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent’s authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio’s net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features. The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Fee. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired, calculated as described in the Prospectus. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.

Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Open Shares.

For the fiscal year ended December 31, 2010, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2010

Equity Value Portfolio	$740
Strategic Equity Portfolio	23,257
Mid Cap Portfolio	169,410
Small-Mid Cap Portfolio	52,110
Global Listed Infrastructure Portfolio	211
International Equity Portfolio	53,780
International Equity Select Portfolio	8,900
International Strategic Portfolio	71,179
International Small Cap Portfolio	61,102
Emerging Markets Portfolio	9,881,756
Developing Markets Portfolio	110,878
Emerging Markets Blend Portfolio	3,707
High Yield Portfolio	51,508
Capital Allocator Portfolio	24,185

Payments by the Investment Manager or Distributor

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a “recommended” or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare as a dividend on the outstanding shares of Emerging Markets Debt Portfolio, High Yield Portfolio and Municipal Portfolio substantially all of each Portfolio’s net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

Income dividends are normally declared each business day and paid monthly for Emerging Markets Debt Portfolio, High Yield Portfolio and Municipal Portfolio. For Global Listed Infrastructure Portfolio and Realty Income Portfolio, dividends from net investment income, if any, are paid quarterly. Dividends from net investment income, if any, on all Portfolios except Global Listed Infrastructure Portfolio, Emerging Markets Debt Portfolio, Realty Income Portfolio, High Yield Portfolio and Municipal Portfolio generally will be declared and paid at least annually, and may be declared and paid more frequently.

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium and, in the case of each Portfolio except Emerging Markets Debt Portfolio, High Yield Portfolio and Municipal Portfolio, would include dividends.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder’s distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXATION

The following is only a general summary of some of the important federal income tax considerations generally affecting each Portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities or to discuss state and local tax matters affecting a Portfolio. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investing in a particular Portfolio.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTPs,” as defined below); (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC. Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

A Portfolio’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Portfolio can invest in MLPs. The U.S. federal income tax consequences of a Portfolio’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares (as described below). In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a Portfolio’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. Each Portfolio generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Each Portfolio may in certain years use “equalization accounting” in determining the portion of its net investment income and net realized capital gains that has been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of Portfolio shares and will reduce the amount of such income and/or gain that it distributes in cash. The Internal Revenue Service (the “IRS”) has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has under distributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Portfolio Distributions

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing Portfolio’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of “net capital gains,” that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Portfolio as capital gain dividends (“capital gain dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January generally will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Portfolio may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Portfolio will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the Portfolio on the gain and (iii) increase the tax basis for his or her shares in the Portfolio by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a Portfolio to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Portfolio’s income consists of dividends paid by U.S. corporations and certain “qualified foreign corporations” on shares that have been held by the Portfolio for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a “qualified foreign corporation” does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company (discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the Portfolio must have held his or her shares in the Portfolio for at least 61 days during the 121-day period commencing 60 days before the Portfolio shares become ex-dividend. Additional restrictions on a shareholder’s qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a Portfolio to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent the Portfolio’s income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Portfolio for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), or to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Portfolio or by application of the Code. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Value, Strategic Equity, Mid Cap, Small-Mid Cap, Global Listed Infrastructure and Capital Allocator Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction.

If a Portfolio makes a distribution that is or is considered to be in excess of its current and accumulated “earnings and profits” for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Portfolio will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Portfolio shares of a Portfolio will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other substantially identical shares of the Portfolio are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under “Investing in Muncipal Securities,” any loss realized upon a taxable disposition of shares in the Municipal Portfolio that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If a shareholder recognizes a loss with respect to shares of a Portfolio of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the Portfolios (or their administrative agent) to report to the IRS and furnish to Portfolio shareholders the cost basis information and holding period for Portfolio shares purchased on or after January 1, 2012, and redeemed on or after that date. The Portfolios will permit Portfolio shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Portfolios will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Certain Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A Portfolio that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, a Portfolio owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC “to market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs losses for a taxable year, these losses will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICS would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax treaties between the United States and certain countries may reduce or eliminate such taxes.

If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Portfolio may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Portfolio. If that Portfolio so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that Portfolio, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through.

It is anticipated that each of Global Listed Infrastructure, International Equity, International Equity Select, International Strategic, International Small Cap, Emerging Markets, Developing Markets, Emerging Markets Blend,

Emerging Markets Multi-Strategy, Emerging Markets Debt and International Realty Portfolios will be operated so as to meet the requirements of the Code to “pass through” to shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Payments with Respect to Securities Loans

A Portfolio’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a Portfolio in place of dividends earned on the security during the period that such security was not directly held by a Portfolio will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Portfolio will not qualify as a foreign tax paid by such Portfolio and therefore cannot be passed through to shareholders even if the Portfolio meets the requirements described in “Non-U.S. Taxes,” above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

Certain Portfolios may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investing in Municipal Securities

If the Municipal Portfolio invests substantially all of its assets in U.S. municipal securities, virtually all of the dividends to be paid by the Municipal Portfolio will constitute “exempt-interest dividends.” Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the dividends paid by the Municipal Portfolio will not be exempt from federal income taxes. Social Security recipients who receive income dividends from the Portfolio may have to pay taxes on a portion of their Social Security benefits. Shareholders will receive a Form 1040-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. The Portfolio will also advise shareholders of the percentage of dividends, if any, which should be included in the computation of the alternative minimum tax.

Assuming the Municipal Portfolio pays exempt-interest dividends, any interest on money a shareholder of the Portfolio borrows that is directly or indirectly used to purchase shares in the Portfolio will not be deductible. Further, entities or persons that are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of the Municipal Portfolio. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in the Municipal Portfolio.

As a general rule, any loss realized upon a taxable disposition of shares in the Municipal Portfolio that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. The Municipal Portfolio expects to satisfy these distribution requirements, with the result that any loss realized by a shareholder upon a sale, exchange or redemption of shares in the Municipal Portfolio should not be subject to this loss disallowance rule.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by the Municipal Portfolio and the value of its portfolio would be affected. In that event, the Municipal Portfolio would reevaluate its investment objective and policies.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the High Yield Portfolio which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Investments in Pass-Through Entities

Some amounts received by a Portfolio with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Portfolio will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Portfolio does not dispose of the MLP, the Portfolio likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Portfolio must take such income into account in determining whether the Portfolio has satisfied its distribution requirements. The Portfolio may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Portfolio to sell securities or borrow money at such time.

Tax-Exempt Shareholders

Under current law, each Portfolio serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each Portfolio generally is required to withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable Portfolio that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Portfolio to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

U.S. taxation of a shareholder of a Portfolio who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (a “foreign shareholder”) as defined in the Code, depends on whether the income of the Portfolio is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. Subject to the discussion below, if the income from a Portfolio is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to U.S. tax at the rate of 30% (or lower treaty rate, except in the case of any EII allocated to the shareholders), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by a Portfolio which are properly reported by the Portfolio as undistributed capital gains will not be subject to U.S. tax, except in very limited circumstances. In the case of a foreign shareholder, a Portfolio may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN).

For taxable years of a Portfolio beginning before January 1, 2012, properly-reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a Portfolio held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If the Portfolio is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Portfolio that are realized on account of certain capital gain dividends from REITs and, for calendar years before 2012, gains from the sales or exchanges of “United States real property interests,” will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected with a U.S. trade or business (subject to the rules described below for effectively connected income). Generally, the Portfolio is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Portfolio’s shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests or capital gain dividends from REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from U.S. tax unless at any time during the shorter of the period during which the foreign shareholder held such shares and the five-year period ending on the date of the disposition of those shares, the Portfolio was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Portfolio’s shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. Notwithstanding the foregoing, gains recognized in calendar years before 2012 upon a disposition of shares of a Portfolio will not be subject to U.S. income or withholding taxes if the Portfolio is “domestically controlled” (as such term is defined in the Code).

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Portfolio that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions. Foreign shareholders of a Portfolio should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected. If the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Portfolio which are reported by the Portfolio as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the “HIRE Act”), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of “passthru payments” made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a Portfolio, and/or certain of the Portfolio’s shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Portfolio. To comply with the requirements of the HIRE Act, a Portfolio may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners. While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain “passthru payments” to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a Portfolio.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended. Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Portfolio shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

Portfolio shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in shares and the particular tax consequences to them of an investment in a Portfolio.

Any non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of March 4, 2011, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding

Equity Value Portfolio

Lazard Capital Markets LLC Lazard Frères & Co. LLC 30 Rockefeller Plaza New York, NY 10112	66%

Mitra & Co FBO 79 11270 West Park Place, Suite 400 Milwaukee, WI 53224	24%

Strategic Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	35%

Lazard Capital Markets LLC Iron Workers Local 40361 30 Rockefeller Plaza, 60th Floor New York, NY 10112	14%

National Financial Services Corp. FBO Its Customers One World Financial Center 200 Liberty Street New York, NY 10281	12%

Lazard Capital Markets LLC Lazard Frères & Co. LLC 30 Rockefeller Plaza, 60th Floor New York, NY 10112	8%

Mid Cap Portfolio

City of Los Angeles 8515 E. Orchard Road Greenwood Village, CO 80111	25%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	19%

Citistreet Core Market State Street Bank as Trustee 1 Heritage Drive North Quincy, MA 02171	16%

State Street Bank as Trustee for Olin Corporation Contribution Employee Ownership Plan 105 Rosemont Avenue Westwood, MA 02090	7%

DCGT FBO Principal Financial Group Qualified Prin Advtg Omnibus 711 High Street Des Moines, IA 50392-0001	5%

Small-Mid Cap Portfolio

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	45%

Alaska Retirement Management Board State Street Bank & Trust Co. 2 Avenue de Lafayette Boston, MA 02111-1724	28%

Global Listed Infrastructure Portfolio

Genworth Financial Trust Company 3200 North Central Avenue, Floor 7 Phoenix, AZ 85012	83%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	31%

Lazard Capital Markets LLC Somerville Retirement System 50 Evergreen Avenue Somerville, MA 02145	10%

Dengel & Co. P.O. Box 3199 Church Street Station New York, NY 10008-3199	8%

Lazard Capital Markets LLC The Baycrest Centre Foundation 3560 Bathurst Street North York, Ontario	8%

Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	7%

National Financial Services Corp. FBO Its Customers One World Financial Center 200 Liberty Street New York, NY 10281	6%

International Equity Select Portfolio

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	31%

Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013-2375	12%

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	8%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103	5%

International Strategic Portfolio

Lazard Capital Markets LLC Market Street International 30 Rockefeller Plaza, 60th Floor New York, NY 10112	15%

Lazard Capital Markets LLC The Board of Public Utilities 30 Rockefeller Plaza New York, NY 10112	12%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	8%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5%

International Small Cap Portfolio

Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	54%

National Financial Services Corp. FBO Its Customers One World Financial Center 200 Liberty Street New York, NY 10281	18%

Lazard Capital Markets LLC Pension Plan for the Employees of Marine Atlantic Inc. 10 Marine Drive Marine Atlantic Port Aux Basques NL AOM ICO	13%

Emerging Markets Portfolio

National Financial Services Corp. FBO Its Customers One World Financial Center 200 Liberty Street New York, NY 10281	24%

Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013	16%

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	7%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	5%

Developing Markets Portfolio

Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	34%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	11%

National Financial Services, LLC FBO Its Customers One World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281	9%

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	6%

Georgia Tech Foundation Inc. 30 Rockefeller Plaza, 49th Floor New York, NY 10112-0015	5%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	5%

Emerging Markets Blend Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	45%

National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281-1003	32%

Wells Fargo Bank FBO University of Co. Hosp DB P.O. Box 1533 Minneapolis, MN 55480-1533	5%

Emerging Markets Debt Portfolio

Lazard Capital Markets LLC Lazard Asset Management LLC 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	98%

High Yield Portfolio

Mac & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230	16%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	10%

Lazard Capital Markets LLC Henry Preston Ingram 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	8%

SEI Private Trust Co. FBO Harlysville Bank One Freedom Valley Drive Oaks, PA 19456	7%

Municipal Portfolio

Knotfloat & Co. P.O. Box 5496 Boston, MA 02206-5496	13%

Lazard Capital Markets LLC Charles Ferrara 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	13%

Lazard Capital Markets LLC IJM Limited Partnership 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	12%

Lazard Capital Markets LLC Charlotte K. Wallace 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	10%

Lazard Capital Markets LLC Marsha Davidson 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	8%

Lazard Capital Markets LLC June Eng 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	8%

Lazard Capital Markets LLC Ingrid B. Josephson 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	6%

Lazard Capital Markets LLC Emery Castimore 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	6%

Lazard Capital Markets LLC Muriel Freedman 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	6%

Capital Allocator Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	16%

National Financial Services Corp. FBO Its Customers One World Financial Center 200 Liberty Street New York, NY 10281	7%

Name and Address	Percentage of Total Open Shares Outstanding

Equity Value Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	31%

National Financial Services LLC FEBO Marjorie L. Brown Bedford, OH	10%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8%

National Financial Services LLC FEBO Wegmans 401K Plan Camillus, NY	8%

Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	6%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5%

National Financial Services LLC FEBO Sue Mathis 5 Terraza Drive Newport Beach, CA 92657-1510	5%

National Financial Services LLC FEBO Wegmans 401K Plan 5613 Silver Street Road Auburn, NY 13021-8791	5%

Strategic Equity Portfolio

Priac as Trustee/Custodian FBO Various Retirement Plans 280 Trumbull Street One Commercial Plaza Hartford, CT 06103	67%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	9%

Mid Cap Portfolio

Charles Schwab & Co., Inc. FBO 24000996 101 Montgomery Street San Francisco, CA 94104	36%

ING Life Insurance and Annuity Company 151 Farmington Avenue, TN41 Hartford, CT 06156	9%

Citistreet Core Market State Street Bank as Trustee 1 Heritage Drive North Quincy, MA 02171	9%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	6%

Nationwide Trust Company, Custodian FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	5%

Reliance Trust Company 8515 East Orchard Road 2T2 Greenwood Village, CO 80111-5002	5%

Small-Mid Cap Portfolio

Nationwide Life Insurance, NWVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	11%

Nationwide Life Insurance, QVPA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	11%

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	11%

Prudential Retirement Insurance & Annuity Co. FBO Various Retirement Plans 280 Trumbull Street One Commercial Plaza Hartford, CT 06103	10%

Mercer Trust Co. FBO Thermsys Corp. and Thermalex Inc. 1 Investors Way M5 N1G Norwood, MA 02062-1599	5%

International Equity Portfolio

Charles Atwood Company 136 E. Michigan Avenue, Suite 1201 Kalamazoo, MI 49007	18%

Prudential Retirement Insurance & Annuity Co. FBO Various Retirement Plans 280 Trumbull Street One Commercial Plaza Hartford, CT 06103	14%

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	6%

International Equity Select Portfolio

Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	20%

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	16%

National Financial Services LLC FEBO Bernhardt-Reese Unit Trust 60 Macbain Avenue Atherton, CA 94027	13%

First Clearing, LLC FBO Its Customers 10750 Wheat First Drive Glen Allen, VA 23060	10%

William Blair & Co. LLC Gizmo Partners LP 222 West Adams Street Chicago, IL 60606-5312	8%

William Blair & Co. LLC Jonathan and Natalie Stein 222 West Adams Street Chicago, IL 60606-5312	5%

Lazard Capital Markets LLC Frances Trust 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0015	5%

International Strategic Portfolio

Genworth Financial Trust Co. 3200 North Central Avenue Phoenix, AZ 85012	40%

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	33%

Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	14%

International Small Cap Portfolio

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	65%

Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	6%

Emerging Markets Portfolio

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	26%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	16%

Developing Markets Portfolio

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	34%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	10%

Emerging Markets Blend Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	40%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	16%

High Yield Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	12%

Capital Allocator Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104	26%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	15%

National Financial Services LLC FEBO Comar Inc. One Comar Place Buena, NJ 08310-1523	6%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients’ accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

Anchin, Block & Anchin LLP is the independent registered public accounting firm for the Fund.

APPENDIX

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.